UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 18, 2014


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-54342               98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

EQUITY ENHANCEMENT PROGRAM WITH HANOVER HOLDINGS I, LLC

COMMON STOCK PURCHASE AGREEMENT

On February 18, 2014 (the "Closing Date"), Tungsten Corp., a Nevada corporation (the "Company"), entered into a common stock purchase agreement dated as of the Closing Date (the "Purchase Agreement") with Hanover Holdings I, LLC, a New York limited liability company (the "Investor"). The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Investor is committed to purchase up to $3,000,000 (the "Total Commitment") worth of the Company's common stock, $0.0001 par value (the "Shares"), over the 24-month term of the Purchase Agreement.

From time to time over the term of the Purchase Agreement, commencing on the trading day immediately following the date on which the initial registration statement is declared effective by the Securities and Exchange Commission (the "Commission"), as further discussed below, the Company may, in its sole discretion, provide the Investor with either "regular" draw down notices or, if certain conditions are satisfied, "fixed" draw down notices (each, a "Draw Down Notice"), in each case to purchase a specified amount of Shares (the "Draw Down Amount"), with each draw down subject to the limitations discussed below. The maximum amount of Shares requested to be purchased pursuant to any single Regular Draw Down Notice (defined below) cannot exceed 350% of the average daily trading volume of the Company's common stock for the 10 trading days immediately preceding the date of the Regular Draw Down Notice (the "Maximum Regular Draw Down Amount"). The maximum amount of Shares requested to be purchased pursuant to any single Fixed Draw Down Notice (defined below) cannot exceed the lesser of
(i) $250,000 worth of the Company's common stock and (ii) 250% of the average daily trading volume of the Company's common stock for the 10 trading days immediately preceding the date of the Fixed Draw Down Notice (the "Maximum Fixed Draw Down Amount"). Each purchase pursuant to a draw down shall reduce, on a dollar-for-dollar basis, the Total Commitment under the Purchase Agreement.

The Company may, in its sole discretion, provide the Investor with "regular" draw down notices (each, a "Regular Draw Down Notice") to purchase a specified Draw Down Amount, up to the Maximum Regular Draw Down Amount, over a 10 consecutive trading day period commencing on the trading day specified in the applicable Regular Draw Down Notice (the "Pricing Period"). Once presented with a Regular Draw Down Notice, the Investor is required to purchase a pro rata portion of the applicable Draw Down Amount on each trading day during the applicable Pricing Period on which the daily volume weighted average price for the Company's common stock (the "VWAP") equals or exceeds an applicable floor price equal to the product of (i) 0.70 and (ii) the VWAP over the 10 trading days immediately preceding the date the Regular Draw Down Notice is delivered, subject to adjustment (the "Floor Price"). If the VWAP falls below the applicable Floor Price on any trading day during the applicable Pricing Period, the Purchase Agreement provides that the Investor will not be required to purchase the pro rata portion of the applicable Draw Down Amount allocated to that trading day. The per share purchase price for the Shares subject to a Regular Draw Down Notice shall be equal to 95.0% of the arithmetic average of the three lowest VWAPs that equal or exceed the applicable Floor Price during the applicable Pricing Period; provided, however, that if the VWAP does not equal or exceed the applicable Floor Price for at least three trading days during the applicable Pricing Period, then the per share purchase price shall be equal to 95.0% of the arithmetic average of all VWAPs that equal or exceed the applicable Floor Price during such Pricing Period.

The Company may, in its sole discretion, on any trading day on which both of the equity conditions (described below) are satisfied, provide the Investor with a "fixed" draw down notice (a "Fixed Draw Down Notice") to purchase a specified Draw Down Amount, up to the Maximum Fixed Draw Down Amount, on the applicable settlement date, which will occur within one trading day following the date the Fixed Draw Down Notice is delivered. The per share purchase price for the Shares subject to a Fixed Draw Down Notice (the "Fixed Purchase Price") shall be equal to 90.0% of the lower of (i) the lowest trade price of a share of the Company's common stock on the date the Fixed Draw Down Notice is delivered (the "Draw Down Exercise Date") and (ii) the arithmetic average of the three lowest daily VWAPs during the 10 consecutive trading days ending on the trading day immediately preceding the applicable Draw Down Exercise Date. The Company may deliver a

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Fixed Draw Down Notice only if both of the  following  equity  conditions  shall have been satisfied as of the applicable Draw Down Exercise Date: (i) on each trading day during the period beginning 30 trading days prior to the applicable Draw Down Exercise Date and ending on and including the applicable Draw Down Exercise Date, the lowest trade price of a share of the Company's common stock shall have been greater than $0.20, subject to adjustment; and (ii) on each trading day during the period beginning 30 trading days prior to the applicable Draw Down Exercise Date and ending on and including the applicable Draw Down Exercise Date, the trade price of a share of the Company's common stock shall not have declined more than 7.0% from an intraday high to an intraday low during such trading day.

The Company is prohibited from issuing a Draw Down Notice if (i) the amount requested in such Draw Down Notice exceeds the Maximum Regular Draw Down Amount, in the case of a Regular Draw Down Notice, or exceeds the Maximum Fixed Draw Down Amount, in the case of a Fixed Draw Down Notice, (ii) the sale of Shares pursuant to such Draw Down Notice would cause the Company to issue or sell or the Investor to acquire or purchase an aggregate dollar value of Shares that would exceed the Total Commitment, or (iii) the sale of Shares pursuant to the Draw Down Notice would cause the Company to sell or the Investor to purchase an aggregate number of shares of the Company's common stock which would result in beneficial ownership by the Investor of more than 9.99% of the Company's common stock (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder). With respect to a draw down pursuant to a Regular Draw Down Notice, the Company cannot make more than one draw down (whether pursuant to a Fixed Draw Down Notice or a Regular Draw Down Notice) in any Pricing Period and must allow at least 24 hours to elapse between the completion of the settlement of any one draw down pursuant to a Regular Draw Down Notice and the delivery of any Fixed Draw Down Notice or Regular Draw Down Notice for any other draw down. With respect to a draw down pursuant to a Fixed Draw Down Notice, the Company must allow at least 11 trading days to elapse betweenthe completion of the settlement of any one draw down pursuant to a Fixed Draw Down Notice and the delivery of any Fixed Draw Down Notice or Regular Draw Down Notice for any other draw down.

The Investor has agreed that during the term of the Purchase Agreement, neither the Investor nor any of its affiliates will, directly or indirectly, engage in any short sales involving the Company's securities or grant any option to purchase, or acquire any right to dispose of or otherwise dispose for value of, any shares of the Company's common stock or any securities convertible into or exercisable or exchangeable for any shares of the Company's common stock, or enter into any swap, hedge or other similar agreement that transfers, in whole or in part, the economic risk of ownership of any shares of the Company's common stock. The Investor will not be prohibited from selling any of the shares of the Company's common stock that it owns or that it is obligated to purchase under a pending Draw Down Notice.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement may be terminated at any time by the mutual written consent of the parties. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the date on which the initial registration statement is declared effective by the Commission, (ii) the date on which the Investor purchases the Total Commitment worth of common stock under the Purchase Agreement and (iii) the date on which the Company's common stockceases to be listed or quoted on a Trading Market (as defined in the Purchase Agreement). Under certain circumstances set forth in the Purchase Agreement, the Company and the Investor each may terminate the Purchase Agreement on one trading day's prior written notice to the other, without fee, penalty or cost.

The Company paid to the Investor a commitment fee for entering into the Purchase Agreement equal to $150,000 (or 5.0% of the Total Commitment under the Purchase Agreement) in the form of 2,065,177 restricted shares of the Company's common stock, calculated using a per share price of $0.072633, representing the arithmetic average of the three lowest VWAPs during the 10-trading day period immediately preceding the Closing Date (the "Initial Commitment Shares"). In addition, promptly following the effective date of the initial Registration
Statement (defined below), the Company is required to issue to the Investor additional shares of common stock (the "Additional Commitment Shares" and, collectively with the Initial Commitment Shares, the "Commitment Shares") equal to the greater of (i) zero and (ii) the difference of (a) the quotient of (x) $150,000 divided by (y) the greater of (1) the lowest trade price of a share of the Company's common stock during the 10-trading day period immediately preceding the effective date of the initial Registration Statement and ending on such effective date and (2) $0.04, less (ii) 2,065,177, provided that in no event will the Company issue more than an aggregate of 3,750,000 shares of

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common stock,  subject to  adjustment,  as  Additional  Commitment  Shares.  The
Commitment Shares will be registered for resale in the Registration Statement, as discussed below.

The Company also agreed to pay an initial fee of $4,250 to Garden State Securities upon execution of the transaction documents, and an amount equal to 2.5% of the proceeds of each draw down for its services in acting as placement agent in connection with the transaction. If the Company issues a Draw Down
Notice and fails to deliver the shares to the Investor on the applicable settlement date, the Company agreed to pay the Investor, in addition to all other remedies available to the Investor under the Purchase Agreement, an amount in cash equal to 2.0% of the purchase price of such shares for each 30-day period the shares are not delivered, plus accrued interest.

The Purchase Agreement also provides for indemnification of the Investor and its affiliates in the event that the Investor incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations and warranties under the Purchase Agreement or the other related transaction documents or any action instituted against the Investor or its affiliates due to the transactions contemplated by the Purchase Agreement or other transaction documents, subject to certain limitations.

REGISTRATION RIGHTS AGREEMENT

In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and the Investor also entered into a registration rights agreement dated as of the Closing Date (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement ("Registration Statement") with the Commission to register an agreed upon number of Shares, which shall not exceed 1/3 of the number of shares of the Company's common stock held by non-affiliates of the Company, on or prior to March 28, 2014 (the "Filing Deadline") and have it declared effective at the earlier of (A) the 90th calendar day after the earlier of (1) the Filing Deadline and (2) the date on which the initial Registration Statement is filed with the Commission and (B) the fifth business day after the date the Company is notified by the Commission that such Registration Statement will not be reviewed or will not be subject to further review (the "Effectiveness Deadline"). If at any time all of the Registrable Securities (as defined in the Registration Rights Agreement) are not covered by the initial Registration Statement, the Company has agreed to file with the Commission one or more additional Registration Statements so as to cover all of the Registrable Securities not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

The Company also agreed, among other things, to indemnify the Investor from certain liabilities and fees and expenses of the Investor incident to the Company's obligations under the Registration Rights Agreement, including certain liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Investor has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by the Investor to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to the provisions of the Purchase Agreement and Registration Rights Agreement filed as exhibits 10.1 and
10.2 to this Current Report on the Form 8-K (this "Report"), respectively, which are incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the Initial Commitment Shares and the Additional Commitment Shares, if any, and the sale of the Shares to the Investor under the Purchase Agreement are exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public

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offering under Section  4(a)(2) of the Securities Act and Rule 506 of Regulation
D promulgated under the Securities Act ("Regulation D"). The Company made this determination based on the representations of the Investor that the Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

This Report is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

ITEM 8.01 OTHER EVENTS

On February 20, 2014, the Company issued a press release announcing it had entered into the Purchase Agreement and Registration Rights Agreement, a copy of which is attached to this Report as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Common Stock Purchase Agreement, dated as of February 18, 2014, by and between Hanover Holdings I, LLC and Tungsten Corp.

10.2 Registration Rights Agreement, dated as of February 18, 2014, by and between Hanover Holdings I, LLC and Tungsten Corp.

99.1 Press Release dated February 21, 2014.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TUNGSTEN CORP. (Registrant)


Date: February 21, 2014                By: /s/ Guy Martin
                                           -------------------------------------
                                           Guy Martin
                                           President and Chief Executive Officer


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